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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934

Date of Report (Date of earliest event reported):    July 10, 1997



                      THORNBURG MORTGAGE ASSET CORPORATION
             (Exact name of registrant as specified in its charter)


     MARYLAND                        011-11914                   85-0404134
  (State or other                   (Commission               (I.R.S. Employer
   jurisdiction                     File Number)             Identification No.)
 of incorporation)

          119 EAST MARCY STREET
           SANTA FE, NEW MEXICO                                    87501
(Address of principal executive offices)                        (Zip Code)


      Registrant's telephone number, including area code:  (505) 989-1900


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         (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS.

        On July 10, 1997, a Press Release was issued announcing the Company's earnings for the quarter ending June 30, 1997.

        A form of the Press Release has been filed as an exhibit to this report and is incorporated by reference herein. This report, including the Press Release filed as an exhibit hereto, is incorporated by reference into the Registration Statement.

ITEM 7(c).  EXHIBITS.

        The following exhibits are filed as part of this report in accordance with the provisions of Item 601 of Regulation S-K:

Exhibit           Name of Exhibit
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 99.0             Press Release dated July 10, 1997




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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           THORNBURG MORTGAGE ASSET CORPORATION

Date:  July 10, 1997                       By:  /s/ MICHAEL B. JEFFERS
                                                --------------------------------
                                                Michael B. Jeffers, Secretary


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                                  EXHIBIT INDEX


EXHIBIT
NUMBER                    NAME OF EXHIBIT
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 99.0                     Press Release dated July 10, 1997